UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2010

Date of reporting period:  March 31, 2010

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Semi-Annual Report

www■kmpartnersfunds■com	March 31, 2010

KIRR, MARBACH PARTNERS

VALUE FUND

“All of our customers with money must some day put it to work into some revenue producing investment.  Why not invest it now, when securities are cheap?  Some people say that they want to wait for a clearer view of the future.  But when the future is again clear the present bargains will have vanished.  In fact, does anyone think that today’s prices will prevail once full confidence has been restored?  Let us face it—these bargains exist only because of terror and distress.  And when the future is assured, the dollar will have long since lost its present buying power.  It takes courage, of course, to be optimistic about our country’s future when nearly everyone is pessimistic.  But it is cowardly to assume that the future of the United States is in peril.”

—Dean Witter, May 6, 1932

May 21, 2010

Dear Fellow Shareholders:

We are pleased to report 1) following a sharp correction in late January-early February, the U.S. equity markets continued their strong recovery from the low on March 9, 2009, 2) Value Fund posted excellent returns in the first calendar quarter of 2010, both on an absolute basis and relative to benchmarks and 3) Dean Witter’s quote above (which we highlighted in January 2009, as terror and panic were reaching a crescendo) has proven to be as true today as it was more than 75 years ago.

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
March 31, 2010(4)	Total Return	Index	Index
3-months	10.39%	5.94%	5.39%
6-months	17.88%	12.19%	11.75%
One-year	73.82%	52.44%	49.77%
Five-years	-0.29%	2.39%	1.92%
Ten-years	4.74%	-0.07%	-0.65%
Since Inception	4.56%	2.04%	1.33%
(December 31, 1998)
Since March 9, 2009	104.00%	80.66%	76.84%

The Fund’s Annual Operating Expenses were 1.99% according to the Prospectus dated December 30, 2009.  Until February 28, 2011, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, five-year, ten-year and Since Inception returns are Average Annualized Returns.

We don’t have a whole lot new to say this quarter, but make the following points:

•
As predicted by the index of leading indicators turning positive some months ago (see Exhibit D in our January 2010 letter), the U.S. economy has continued to recover.  The yield curve, a leading indicator, remains steeply positively sloped and employment, a lagging indicator, is finally showing some signs of life.

•	Capital markets have re-opened and bank lending has slowly started to thaw, which should give companies and individuals access to capital needed to invest and spend.

•	Corporate earnings have continued to impress, coming in generally above analyst expectations. This has been driven by operating efficiencies and, in some cases, even revenue growth.

•
Inflation is typically caused by an overheating economy combined with rapid growth in money supply.  The Federal Reserve has reduced the growth in money supply considerably and stopped growing its balance sheet as the financial/economic crisis has eased  These actions, combined with stubbornly high unemployment, low industrial capacity utilization and anemic bank lending should prevent inflation from being a front-burner concern, for the time being.

•
We have likely seen the lows in interest rates, but don’t think a modest increase in rates (from a historically low level) should be troublesome for the stock market.  Recall the plunge in interest rates was driven by the twin panics of a global financial market collapse and economic depression.  The economy is clearly not “out of the woods” and there is some distance between current conditions and “normal.”  Still, as we move forward and the period of fear/terror fades in the rear view mirror, we expect investor demand for bonds to diminish as capital seeks higher returns (i.e. in stocks).

•
Corporate credit spreads have contracted rapidly and massively as investors piled into this hot asset class.  Given the speed and magnitude of the contraction, we don’t think there is much room for spreads to move lower.  Combined with our expectation that interest rates are more likely to rise than fall, we think corporate bond investors will earn their coupon interest, but not more.

•
Although we have sold or reduced positions in some stocks in our portfolio as they reached price targets, we like what we own and remain fully invested.  While the overall market has moved from tremendously undervalued to fairly valued during this recovery, we believe our stocks boast a favorable combination of improving fundamentals and reasonable discounts to intrinsic value.

The Stock Market

As is clear from the performance table, the U.S. equity markets 1) continued to confound skeptics in the first quarter of 2010 and 2) have experienced a tremendous recovery from the low of March 9, 2009.  An 80% gain in just over a year certainly begs the question of how much more upside can possibly be left.  The short answer is we don’t know.  However, our friends at The Leuthold Group recently published a report, “Bull Market Milestones,” that examined bull markets in terms of bear market losses regained.  From this perspective, Leuthold states that history suggests this bull could have further to run.

KIRR, MARBACH PARTNERS

VALUE FUND

Percent Change in Top Ten Holdings from Book Cost (as of 3/31/10)

1.	The Lubrizol Corporation	+172.6%	6.	Solutia Inc.	+20.8%
2.	Rosetta Resources, Inc.	+37.0%	7.	Coach, Inc.	+21.4%
3.	Cognizant Technology Solutions	+168.8%	8.	Portfolio Recovery Assoc., Inc.	+31.3%
4.	Alcon, Inc.	+89.4%	9.	WellPoint Inc.	+70.4%
5.	Atlas Air Worldwide Holdings	+62.3%	10.	Microsoft Corporation	+27.8%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Portfolio Comments

HSN, Inc. and Atlas Air Worldwide Holdings, Inc. were Value Fund’s top performers in the quarter, rising 46% and 42%, respectively.  Both companies reported very strong fourth quarter results and offered positive guidance for 2010. Time Warner Cable Inc. rose 29%, largely on speculation that the company would initiate a dividend and announce a share buyback program. Time Warner Cable did in fact declare a dividend in late January.

Comtech Telecommunications Corp. fell 9% after offering a poor outlook for revenue and earnings in its fiscal year 2010 (ending this July).  Importantly, the reduced outlook is due to problems at a third-party supplier that have caused a delay in orders, not cancellations.  As the supplier works through its issues, we believe the revenues should be realized in fiscal year 2011.  EMCOR Group, Inc. dropped 8% on what appeared to be an overreaction to a minor earnings outlook reduction (from a management team that is known to be very conservative in its guidance).  Microsoft Corporation surprisingly fell 4%, despite posting very strong quarterly results and increasing guidance.

We added four new names in the quarter.  Cogent Inc. is a fingerprint biometric company that serves the law enforcement, immigration and Homeland Security markets. We think the company has good prospects and the stock is undervalued, with nearly $6 per share of cash and no debt – over 50% of its market capitalization.  Ensco PLC is an international offshore contract drilling company with a very strong track record.  However, the stock is trading at nearly a 50% discount to its replacement value (the cost of replicating the company’s drilling assets). We think this discount is extreme and will narrow over time. The company is also increasing its exposure in deepwater drilling – historically a higher return business.

First American Corporation provides business information and related services such as tax monitoring, flood zone certification, appraisals and title insurance. First American will be dividing itself into two companies later this year via a spin-off of its title and specialty insurance businesses. In the meantime, First American trades at a 40% discount to its peers. With no net debt and our belief in an eventual housing recovery, we thought that discount was excessive. Capital Southwest Corporation is a venture capital company for small and medium-sized businesses. The stock trades at a significant discount to a conservative valuation of its underlying portfolio holdings.  In addition, the company boasts a terrific track record, a solid balance sheet and has high insider ownership. Further, tighter credit fundamentals should reduce competition for Capital Southwest over the next 3-5 years.

We sold Toll Brothers, Inc. in the quarter to help fund other, more compelling, ideas. In particular, our purchase of First American gave us similar housing exposure but more expected upside.

KIRR, MARBACH PARTNERS

VALUE FUND

Summary

Kirr, Marbach & Company, LLC (the adviser to Value Fund) celebrated its 35th Anniversary on May 1, 2010.  Over these decades we have experienced numerous bull and bear markets, economic booms and busts and seen many investment fads come and go.  Through it all, our guiding principle has been that we do only one thing—manage wealth—and we manage the wealth of our fellow shareholders as if it were our own.  We know that it is only because of the trust and confidence our fellow shareholders place in us that we are able to celebrate this milestone.  We are grateful and truly humbled.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

This chart assumes an initial investment of $10,000.  Performance reflects fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)
	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010
Kirr, Marbach Partners Value Fund	73.82%	(0.29)%	4.74%	4.56%
Russell 3000 Index**	52.44%	2.39%	(0.07)%	2.04%
S&P 500***	49.77%	1.92%	(0.65)%	1.33%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – March 31, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 – March 31, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/09	3/31/10	10/1/09 – 3/31/10(1)
Actual	$1,000.00	$1,178.80	$7.88
Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.29

(1)
Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.  The annualized expense ratio prior to expense reimbursement was 1.92%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
March 31, 2010

Top Ten Equity Holdings
as of March 31, 2010 (% of net assets)

Lubrizol Corp.	5.9%
Rosetta Resources, Inc.	4.4%
Cognizant Technology Solutions Corp. - Class A	4.3%
Alcon, Inc.	4.3%
Atlas Air Worldwide Holdings, Inc.	4.1%
Solutia, Inc.	3.9%
Coach, Inc.	3.9%
Portfolio Recovery Associates, Inc.	3.2%
WellPoint, Inc.	3.2%
Microsoft Corp.	2.9%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
March 31, 2010 (Unaudited)

Number
of Shares		Value
	COMMON STOCKS - 98.3%
	Consumer Discretionary - 20.6%
24,880	Ascent Media Corp. - Class A*	$677,980
3,402	AutoZone, Inc.*	588,852
27,783	Coach, Inc.	1,097,984
11,224	Dollar Tree, Inc.*	664,685
21,484	GameStop Corp. - Class A*	470,714
16,274	HSN, Inc.*	479,107
14,400	Liberty Media-Starz Corp. - Class A*	787,392
14,250	McGraw-Hill Companies, Inc.	508,013
10,702	Time Warner Cable, Inc. - Class A	570,524
		5,845,251
	Energy - 7.7%
4,523	Chevron Corp.	342,979
13,045	Ensco PLC - ADR - f	584,155
53,666	Rosetta Resources, Inc.*	1,263,834
		2,190,968
	Financials - 12.5%
949	Capital Southwest Corp.	86,245
15,485	First American Corp.	524,012
49,682	Janus Capital Group, Inc.	709,956
19,773	Loews Corp.	737,137
1,561	Markel Corp.*	584,844
16,452	Portfolio Recovery Associates, Inc.*	902,721
		3,544,915
	Healthcare - 10.1%
7,494	Alcon, Inc.	1,210,731
15,161	Covidien PLC - f	762,295
13,970	WellPoint, Inc.*	899,389
		2,872,415
	Industrials - 20.1%
18,334	Aecom Technology Corp.*	520,136
21,870	Atlas Air Worldwide Holdings, Inc.*	1,160,204
13,138	Canadian Pacific Railway Ltd. - f	738,881
31,484	EMCOR Group, Inc.*	775,451
34,245	KBR, Inc.	758,869
43,064	Titan International, Inc.	375,949
17,765	Tyco International Ltd. - f	679,511
23,270	WABCO Holdings, Inc.*	696,238
		5,705,239
	Information Technology - 17.5%
25,253	Amdocs Ltd.*	760,368
37,160	Cogent, Inc.*	379,032
24,240	Cognizant Technology
	Solutions Corp. - Class A*	1,235,755
14,175	Comtech
	Telecommunications Corp.*	453,458
16,254	Harris Corp.	771,903
25,745	Intel Corp.	573,084
27,830	Microsoft Corp.	814,584
		4,988,184
	Materials - 9.8%
18,284	Lubrizol Corp.	1,677,009
68,864	Solutia, Inc.*	1,109,399
		2,786,408
	TOTAL COMMON STOCKS
	(Cost $20,340,268)	27,933,380

Principal
Amount
	SHORT TERM INVESTMENT - 0.2%
	Variable Rate Demand Note** - 0.2%
$50,000	American Family, 0.10%	50,000
	TOTAL SHORT TERM
	INVESTMENT
	(Cost $50,000)	50,000
	Total Investments
	(Cost $20,390,268) - 98.5%	27,983,380
	Other Assets and
	Liabilities, Net - 1.5%	431,894
	TOTAL NET ASSETS - 100.0%	$28,415,274

*	- Non-income producing security.
**	- Variable rate security as of March 31, 2010.
ADR	- American Depository Receipt.
f	- Foreign security.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
March 31, 2010
(Unaudited)

ASSETS:
Investments, at current value
(cost $20,390,268)	$27,983,380
Cash	446,959
Prepaid expenses	9,490
Dividends receivable	8,055
Receivable for Fund shares sold	1,043
Interest receivable	4
Total Assets	28,448,931

LIABILITIES:
Accrued expenses	17,475
Payable to Adviser	14,079
Accrued distribution fees	1,937
Payable for capital shares redeemed	166
Total Liabilities	33,657

NET ASSETS	$28,415,274

NET ASSETS CONSIST OF:
Capital stock	$33,523,306
Undistributed net investment loss	(103,828)
Undistributed net realized loss on investments	(12,597,316)
Net unrealized appreciation on investments	7,593,112
Total Net Assets	$28,415,274
Shares outstanding (500,000,000 shares of
$0.01 par value authorized)	2,546,111
Net asset value, redemption price and
offering price per share	$11.16

Statement of Operations
Six Months Ended March 31, 2010
(Unaudited)

INVESTMENT INCOME:
Dividend income
(net of withholding of $948)	$85,565
Interest income	25
Total Investment Income	85,590

EXPENSES:
Investment Adviser fees	130,633
Legal fees	30,052
Administration fees	18,312
Shareholder servicing fees	17,436
Fund accounting fees	11,648
Audit fees	9,464
Distribution fees	8,722
Federal and state registration fees	8,316
Directors fees	6,006
Postage & printing fees	3,866
Custody	3,384
Other	2,772
Total expenses before reimbursement	250,611
Less: Reimbursement from Investment Adviser	(61,193)
Net Expenses	189,418

NET INVESTMENT LOSS	(103,828)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	84,632
Change in unrealized appreciation/
depreciation on investments	4,387,244
Net realized and unrealized gain on investments	4,471,876

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,368,048

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Six Months Ended
	March 31, 2010	Year Ended
	(UNAUDITED)	September 30, 2009
OPERATIONS:
Net investment income (loss)	$(103,828)	$286,835
Net realized gain (loss) on investments	84,632	(8,669,497)
Change in unrealized appreciation/depreciation on investments	4,387,244	2,986,106
Net increase (decrease) in net assets resulting from operations	4,368,048	(5,396,556)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	482,341	2,756,891
Shares issued to holders in reinvestment of dividends	275,298	—
Cost of shares redeemed	(2,172,936)	(7,866,612)
Net decrease in net assets from capital share transactions	(1,415,297)	(5,109,721)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(279,860)	—
From net realized gains	—	—
Total distributions to shareholders	(279,860)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,672,891	(10,506,277)

NET ASSETS:
Beginning of period	25,742,383	36,248,660
End of period (including undistributed net investment
income (loss) of ($103,828) and $279,860, respectively)	$28,415,274	$25,742,383

CHANGES IN SHARES OUTSTANDING:
Shares sold	47,129	394,587
Shares issued to holders in reinvestment of dividends	26,937	—
Shares redeemed	(217,538)	(1,143,759)
Net decrease	(143,472)	(749,172)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS
VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	March 31, 2010	Year Ended September 30,
	(UNAUDITED)(1)	2009	2008	2007	2006	2005
PER SHARE DATA:
Net asset value, beginning of period	$9.57	$10.54	$16.66	$15.56	$14.98	$14.16

Investment operations:
Net investment income (loss)	(0.03)	0.11	(0.04)	(0.03)	—	0.11
Net realized and unrealized
gain (loss) on investments	1.73	(1.08)	(4.27)	1.74	1.38	2.28
Total from investment operations	1.70	(0.97)	(4.31)	1.71	1.38	2.39

Less distributions:
Dividends from net investment income	(0.11)	—	—	—	(0.05)	(0.08)
Distributions from net capital gains	—	—	(1.81)	(0.61)	(0.75)	(1.49)
Total distributions	(0.11)	—	(1.81)	(0.61)	(0.80)	(1.57)

Net asset value, end of period	$11.16	$9.57	$10.54	$16.66	$15.56	$14.98

TOTAL RETURN	17.88%	(9.20)%	(28.39)%	11.14%	9.59%	17.64%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$28.4	$25.7	$36.2	$52.8	$46.5	$44.5

Ratio of expenses to average net assets:
Before expense reimbursement	1.92%	1.99%	1.54%	1.51%	1.59%	1.60%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.26)%	0.71%	(0.37)%	(0.24)%	(0.13)%	0.59%
After expense reimbursement	(0.79)%	1.25%	(0.28)%	(0.18)%	0.01%	0.74%
Portfolio turnover rate	11%	48%	34%	32%	38%	33%

(1)	All ratios for the six-month period ended March 31, 2010 have been annualized, except total return and portfolio turnover.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
March 31, 2010 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies.  The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth.  The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Investment Valuation - Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded.  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities maturing in 60 days or less valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each of the Fund’s investments.  These inputs are summarized in the following three broad categories:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common
Stocks	$27,933,380	$—	$—	$27,933,380
Short-Term
Investment		50,000	—	50,000
Total Invest-
ments	$27,933,380	$50,000	$—	$27,983,380

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2010 (Unaudited)

b)
Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2009, or for any other tax years which are open for exam.  As of September 30, 2009, open tax years include the tax years ended September 30, 2006 through September 30, 2009.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

c)	Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)
Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)
Other - Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h)
Events Subsequent to Period End - Management has evaluated fund related events and transactions that occurred subsequent to March 31, 2010 through the date of issuance of the Fund’s financial statements.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2010 (Unaudited)

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

2.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended March 31, 2010, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$2,896,786	$4,590,156

At September 30, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$23,015,324
Gross unrealized appreciation	4,774,503
Gross unrealized depreciation	(2,575,725)
Net unrealized appreciation	$2,198,778
Undistributed ordinary income	$279,860
Undistributed long-term capital loss	—
Total distributable earnings	$279,860
Other accumulated gains/losses	$(11,674,858)
Total accumulated earnings (losses)	$(9,196,220)

As of September 30, 2009, the Fund had capital loss carryforwards of $4,565,503, which if not offset by subsequent capital gains, $1,057,713 will expire September 30, 2016 and $3,507,790 will expire September 30, 2017.  As of September 30, 2009, the Fund had $7,109,355 of deferred, on a tax basis, post-October losses.

The tax character of distributions paid during the six months ended March 31, 2010 and the year ended September 30, 2009 were as follows:

	2010	2009
Ordinary income	$279,860	$—
Long-term capital gain	$—	$—

3.	AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”).  Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2011.  Accordingly, for the six months ended March 31, 2010, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $61,193.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2011.  Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2010	$ 29,885
9/30/2011	$ 41,532
9/30/2012	$122,876
9/30/2013	$ 61,193

As of March 31, 2010, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Fund will continue to assess

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2010 (Unaudited)

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis).  All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.  During the six months ended March 31, 2010, the Fund incurred expenses of $8,722 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less.  For the six months ended March 31, 2010 and the year ended September 30, 2009, the Fund collected $0 and $239, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
March 31, 2010 (Unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 18, 2009, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Funds, Inc. (the “Corporation”), the Directors, including a majority of the disinterested Directors, approved the continuation of the investment advisory agreement dated June 10, 2005 (the “Advisory Agreement”) between the Corporation and Kirr, Marbach & Company, LLC (the “Adviser”).  It was noted that, as described in the Adviser’s memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund.  In addition, it was noted that the Adviser promoted a culture of compliance.  It was noted that prior short-term to intermediate-term performance was disappointing relative to the benchmarks (i.e., the S&P 500 Index and the Russell 3000 Index), but acceptable given the current extraordinary market conditions and turmoil, and showing near-term positive signs.  The Directors noted that although the Fund underperformed the benchmarks for the year ending September 30, 2009, the Fund’s long-term performance since inception has been adequate and outperformed the benchmarks.  The Directors also noted that a significant percentage of the Fund (approximately one-third) is owned by Adviser insiders and therefore the Directors feel that the Adviser’s interests are aligned with other Fund shareholders.  The Directors considered information relating to the Fund’s fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the Directors reviewed charts prepared by the administrator based on data compiled by a nationally recognized third party comparative data provider.  In connection with this, the Directors also considered the control of the Fund’s operating expenses through the expense cap agreement, and noted that the current expense cap agreement maintains an overall reasonable total expense level as evidenced by the comparative data presented at the meeting.  In addition, the Board noted that the Adviser is providing substantially similar investment advisory services to the Fund and its other separate account clients and, with the current expense cap arrangement in place, providing such services to the Fund at substantially similar rates to those charged to the Adviser’s other clients.  The Directors considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and it was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser.  The directors considered the Adviser’s cost of providing services to the Fund and the profitability of its relationship to the Fund.  It was noted that the Adviser’s profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the Directors noted that the Adviser’s profit in connection with its services to the Fund appeared reasonable.  The Directors considered whether economies of scale were being realized that could justify reduced expenses for the Fund.  It was noted that current asset levels had fallen from prior years and therefore the Fund had not realized any economies of scale.  During the deliberations, the disinterested Directors did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement.  The disinterested Directors evaluated all information presented to them and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed.

KIRR, MARBACH PARTNERS

VALUE FUND

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

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Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2009 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Semi-Annual Report

March 31, 2010

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*   /s/Mr. Mark Foster
Mr. Mark Foster, President

Date   06/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date   06/8/10

By (Signature and Title)*    /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date   06/8/10

* Print the name and title of each signing officer under his or her signature.